Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-H

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 8/16/2010


Blended Coupon 6.9675%


Excess Protection Level
3 Month Average   4.58%
October, 2000   6.14%
September, 2000   3.03%
August, 2000  N/A


Cash Yield19.62%


Investor Charge Offs 4.51%


Base Rate 8.97%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$700,000,000.00


Seller Participation Amount$6,009,277,457.50